(LOGO)     Muhlenkamp Fund
           Intelligent Investment Management

SEMI-ANNUAL REPORT

June 30, 2001

Phone:  1-800-860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this semi-annual report of your Fund.

The U.S. has reached that stage common to all slowdowns/recessions when the negative economic effects are quite apparent and the positive effects are not yet visible. As often happens at this stage, we are seeing and hearing from those who believe that (for reasons unique to this time and circumstance) the U.S. economy will not rebound in the usual fashion. We see no evidence that this is true. On the contrary, the signs we see indicate a high probability that the consumer is in good shape and will bring the economy back.

I have just re-read our past newsletters, including those written during the 1990-1991 recession and the 1995 slowdown. In doing so, I was reminded that in the 1970s I concluded that people had to live through four or five recessions before they came to view recession as a normal, non-threatening part of the business cycle. But since we've had just one recession (1990-1991) in the past 19 years, a large part of the investing public and the media have limited experience with market actions through a recession.

So let's start with some background. A slowdown/recession is the primary risk to the economy over the intermediate timeframe. Historically, that time frame was 3-5 years and was viewed as the business cycle. (In our weather analogy, we call it the seasons.) In the 1960s and 1970s, the cycle was regular enough that the stock market ran in a four-year cycle (even when the economy didn't). I have since concluded that the cycle was driven as much by politics as by economics, but in investment matters, the fact is/was more important than the cause.

As investors, our first concern is whether a recession can evolve into a bigger problem such as a depression or hyper-inflation (what we would call a "change in climate").

Milton Friedman maintains that a normal 1930 recession evolved into the Great Depression because we in the U.S. did three things dramatically wrong:

   1. To protect our gold supply, we raised interest rates.

   2. To balance our federal budget, we raised taxes.

   3. To protect our manufacturers, we raised tariffs.

When you think about what these actions did to the American consumer, it's no surprise that we suffered a depression. Today, we are lowering interest rates and lowering taxes, so we see no danger of a depression.

Inflation results from a too rapid growth in the money supply. Currently, the Federal Reserve is not allowing the money supply to grow fast enough to give us an increase in inflation. Moreover, remember that the Fed raised interest rates starting in 1999 for the express purpose of slowing the economy to limit fears of inflation. They did this because they, and we, view inflation as a greater risk to prosperity than recession. I repeat, the Fed did this on purpose.
Today we see low probability of the risk of depression or increased inflation. We also see a low probability of the third big risk to the economy, which is war.

Conclusion:  The big picture looks good.

Slowdowns/recessions also serve the economic purpose of curbing prior excesses. In most recessions the parts of the economy exhibiting the greatest decline are the very parts that exhibited the greatest recent excesses. In the current cycle, that area is investment in technology. In the 1982 recession, it was investment in real estate.

We believe that the negatives this time around are largely those of perception. The perception was that the strength of consumer spending on technology was ever upward. Wall Street and the media abetted this perception, focusing on tech stocks and implying both a long-term trend and imputing a greater importance to this sector than was warranted economically. Again, the pattern was similar to real estate in the late 1970s. If, in fact, computer and telecom equipment are capital goods, we'd expect that they'd magnify and lag the economy's cyclical peak and decline. They are doing just that.

There is a remaining risk. Our observation has been that if people are going to change their minds about spending and saving (thereby giving us a change in the investment climate) they are most likely to do it in the middle of a slowdown or recession. In the past, such a change in mindset followed a lengthy period of time when their prior mindset caused economic pain.

We see no signs of economic pain caused by the public's current mindset. And, in fact, those areas of consumer spending which are normally most vulnerable to a slowdown, housing and autos, have remained surprisingly strong in the current slowdown. The fact that most consumers are about to receive a tax refund/tax cut can only be a plus.

Conclusion

The intermediate picture looks like a "normal" slowdown or recession. We won't really know which until it no longer matters in an investment sense. We are investing your money (and ours) accordingly.

We do expect continued short-term market volatility. We also expect continued declines in the remaining overpriced tech stocks; these declines will be aided by tax-loss selling beginning in a few months. We also expect the media to continue to focus on these volatile stocks, allowing us to make good money on the ones they're ignoring.

Sincerely,

/s/Ronald H. Muhlenkamp

Ronald H. Muhlenkamp
President
August, 2001

                         TOTAL RETURN %                CUMULATIVE RETURN %
                  ----------------------------     ---------------------------
Period Ending     Muhlenkamp Fund      S&P 500     Muhlenkamp Fund     S&P 500
-------------     ---------------      -------     ---------------     -------
   12/31/91              45.4            30.5             45.4            30.5
   12/31/92              15.8             7.6             68.4            40.4
   12/31/93              18.1            10.1             98.9            54.6
   12/31/94              (7.2)            1.3             84.6            56.6
   12/31/95              33.0            37.6            145.4           115.5
   12/31/96              30.0            23.0            219.0           164.9
   12/31/97              33.3            33.4            325.2           253.3
   12/31/98               3.2            28.6            338.9           354.3
   12/31/99              11.4            21.0            388.9           449.9
   12/31/00              25.3            (9.1)           512.6           399.8
    6/30/01 (Unaudited)  10.5            (6.7)           576.6           366.3

         A $10,000 INVESTMENT IN THE MUHLENKAMP FUND
                        (UNAUDITED)

    YEAR ENDING       MUHLENKAMP FUND       S&P 500 INDEX
    -----------       ---------------       -------------
      12/31/90            $10,000              $10,000
      12/31/91            $14,539              $13,047
      12/31/92            $16,836              $14,041
      12/31/93            $19,887              $15,457
      12/31/94            $18,457              $15,661
      12/31/95            $24,540              $21,546
      12/31/96            $31,898              $26,493
      12/31/97            $42,520              $35,331
      12/31/98            $43,889              $45,428
      12/31/99            $48,892              $54,986
      12/31/00            $61,262              $49,983
      6/30/01             $67,664              $46,635

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                (AS OF 6/30/01)
                                  (UNAUDITED)

Muhlenkamp Fund                                    One Year      Three Year     Five Year       Ten Year
---------------                                    --------      ----------     ---------       --------
Return Before Taxes                                 22.59%         10.95%         20.41%         18.68%
Return After Taxes on Distributions*<F1>            21.39%         10.41%         19.98%         18.23%
Return After Taxes on Distributions
  and Sale of Fund Shares*<F1>                      14.60%          8.78%         17.18%         16.30%

S&P 500**<F2>                                      (14.83%)         3.89%         14.48%         15.10%

  *<F1> After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
 **<F2> The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Starting this year, the Securities and Exchange Commission will require mutual funds to present returns on an after tax basis. The Muhlenkamp Fund is providing these returns in the above table as a preview to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of our Fund.

                       See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

                                     ASSETS
INVESTMENTS, AT VALUE (Cost $400,433,370)                         $515,060,712
CASH                                                                   346,988
RECEIVABLE FOR FUND SHARES SOLD                                      1,485,280
DIVIDENDS RECEIVABLE                                                   229,660
INTEREST RECEIVABLE                                                    185,570
OTHER ASSETS                                                            31,157
                                                                  ------------
     Total assets                                                  517,339,367
                                                                  ------------

                                  LIABILITIES
OPTIONS WRITTEN, AT VALUE                                            2,625,250
  (Premiums received $4,327,565)
PAYABLE FOR FUND SECURITIES PURCHASED                               10,900,906
PAYABLE FOR FUND SHARES PURCHASED                                       97,522
PAYABLE TO ADVISOR                                                     399,657
ACCRUED EXPENSES AND OTHER LIABILITIES                                 295,817
                                                                  ------------
     Total liabilities                                              14,319,152
                                                                  ------------
NET ASSETS                                                        $503,020,215
                                                                  ------------
                                                                  ------------

                                   NET ASSETS
PAID IN CAPITAL                                                   $391,125,055
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                        530,076
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                        (4,964,573)
NET UNREALIZED APPRECIATION OF:
     Investments                                                   114,627,342
     Written options                                                 1,702,315
                                                                  ------------
NET ASSETS                                                        $503,020,215
                                                                  ------------
                                                                  ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)           9,298,358
NET ASSET VALUE PER SHARE                                         $      54.10
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
     Dividends (Net of foreign taxes of $912)                      $ 1,465,600
     Interest                                                        1,199,100
                                                                   -----------
          Total investment income                                    2,664,700
                                                                   -----------

EXPENSES:
     Investment advisory fees                        1,776,637
     Shareholder servicing and accounting costs        189,756
     Reports to shareholders                            28,055
     Federal & state registration fees                  64,367
     Custody fees                                        9,774
     Administration fees                               104,802
     Directors' fees and expenses                        2,172
     Professional fees                                  12,783
     Other                                               6,878
                                                    ----------
     Total operating expenses before
       expense reductions                            2,195,224
     Expense reductions (see Note 7)                   (60,600)
                                                    ----------
          Net expenses                                               2,134,624
                                                                   -----------
NET INVESTMENT INCOME                                                  530,076
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
       Investments                                  (5,345,826)
       Written options                                 381,253
                                                    ----------
       Net realized loss                                            (4,964,573)
     Change in unrealized appreciation
       (depreciation) on:
       Investments                                  32,559,637
       Written options                               1,507,042
                                                    ----------
       Net unrealized gain                                          34,066,679
                                                                   -----------
     Net realized and unrealized gain on investments                29,102,106
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $29,632,182
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                          JUNE 30, 2001     DECEMBER 31, 2000
                                                        ----------------    -----------------
                                                           (UNAUDITED)
OPERATIONS:
     Net investment income (loss)                         $    530,076        $   (427,147)
     Net realized gain (loss) on investments sold
       and option contracts expired or closed               (4,964,573)         14,067,613
     Change in unrealized appreciation (depreciation)
       of investments and written options                   34,066,679          32,644,262
                                                          ------------        ------------
          Net increase in net assets
            resulting from operations                       29,632,182          46,284,728
                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAINS                                           --         (11,901,530)
                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                             279,155,489         111,885,044
     Proceeds from shares issued to holders
       in reinvestment of dividends                                 --          11,605,019
     Cost of shares redeemed                               (73,153,299)        (69,086,823)
                                                          ------------        ------------
          Net increase in net assets
            resulting from capital share transactions      206,002,190          54,403,240
                                                          ------------        ------------
          Total increase in net assets                     235,634,372          88,786,438

NET ASSETS:
     Beginning of year                                     267,385,843         178,599,405
                                                          ------------        ------------
     End of period                                        $503,020,215        $267,385,843
                                                          ------------        ------------
                                                          ------------        ------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED    ------------------------------------------------------------------
                                     JUNE 30, 2001       2000           1999           1998           1997           1996
                                    ----------------    ------         ------         ------         ------         ------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF YEAR                     $  48.98       $  41.11       $  37.65       $  36.55       $  27.52        $ 21.26

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)           0.08(5)       (0.08)(1)      (0.11)(2)       0.08(2)        0.18(2)        0.14(2)
                                                <F7>            <F3>           <F4>          <F4>           <F4>           <F4>
     Net realized and unrealized
       gains on investments                 5.04          10.28           4.37           1.10           8.98           6.23
                                        --------       --------       --------       --------       --------        -------
          Total from investment
            operations                      5.12          10.20           4.26           1.18           9.16           6.37

LESS DISTRIBUTIONS:
     From net investment income             0.00           0.00           0.00          (0.08)         (0.13)         (0.11)
     From net realized gains                0.00          (2.33)         (0.80)          0.00           0.00           0.00
                                        --------       --------       --------       --------       --------        -------
     Total distributions                    0.00          (2.33)         (0.80)         (0.08)         (0.13)         (0.11)
                                        --------       --------       --------       --------       --------        -------

NET ASSET VALUE,
  END OF PERIOD                         $  54.10       $  48.98       $  41.11       $  37.65       $  36.55        $ 27.52
                                        --------       --------       --------       --------       --------        -------
                                        --------       --------       --------       --------       --------        -------

TOTAL RETURN                              10.45%         25.30%         11.40%          3.22%         33.28%         29.96%

NET ASSETS, END OF PERIOD
  (in thousands)                        $503,020       $267,386       $178,599       $194,962       $125,461        $42,039

RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS                    1.20%(3)(4)    1.28%(4)       1.35%(4)       1.32%(4)       1.33%(4)       1.54%(4)
                                               <F5><F6>        <F6>           <F6>           <F6>           <F6>           <F6>

RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS                               0.30%(3)      (0.20%)        (0.26%)         0.21%          0.53%          0.58%
                                                <F5>

PORTFOLIO TURNOVER RATE                    3.61%         32.04%         14.52%         27.03%         13.89%         16.90%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3)<F5>   Annualized.
(4)<F6> The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2001, and the years ended December 31, 2000, 1999, 1998, 1997, and 1996, were 1.24%, 1.36%, 1.38%, 1.36%, 1.44%, and
          1.56%, respectively.
(5)<F7>   Calculated using average shares outstanding during the period.

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

NAME OF ISSUER OR TITLE OF ISSUE                     SHARES           VALUE
--------------------------------                     ------           -----
COMMON STOCK -- 90.9%+<F9>

AEROSPACE -- 0.7%+<F9>
   BE Aerospace, Inc.*<F8>                           177,600      $  3,383,280
                                                                  ------------

AIRLINES -- 1.4%+<F9>
   AMR Corporation                                    74,000         2,673,620
   Delta Air Lines, Inc.                              50,000         2,204,000
   Frontier Airlines, Inc.*<F8>                      180,900         2,216,025
                                                                  ------------
                                                                     7,093,645
                                                                  ------------

APPLIANCES -- 3.0%+<F9>
   Salton, Inc.*<F8>                                 214,200         3,812,760
   Whirlpool Corporation                             177,700        11,106,250
                                                                  ------------
                                                                    14,919,010
                                                                  ------------

AUTOS AND RECREATIONAL VEHICLES -- 9.2%+<F9>
   Ford Motor Company                                395,795         9,716,767
   Monaco Coach Corporation*<F8>                      45,000         1,494,000
   National R.V. Holdings, Inc.*<F8>                 183,750         2,756,250
   Polaris Industries Inc.                           212,000         9,709,600
   Superior Industries International, Inc.           288,180        11,037,294
   Thor Industries, Inc.                              50,400         1,661,688
   Visteon Corporation                               414,664         7,621,524
   Winnebago Industries, Inc.                         85,500         2,629,125
                                                                  ------------
                                                                    46,626,248
                                                                  ------------

BANKS -- 5.1%+<F9>
   Citigroup Inc.                                    360,000        19,022,400
   Mellon Financial Corporation                      140,000         6,440,000
                                                                  ------------
                                                                    25,462,400
                                                                  ------------

BROKERAGE -- 3.0%+<F9>
   Merrill Lynch & Co., Inc.                         204,000        12,087,000
   Southwest Securities Group, Inc.                  140,227         2,902,699
                                                                  ------------
                                                                    14,989,699
                                                                  ------------

BUILDING PRODUCTS -- 7.4%+<F9>
   American Woodmark Corporation                     200,300         7,695,526
   The Black & Decker Corporation                     92,700         3,657,942
   Cemex S.A. de C.V. ADR                            252,800         6,699,200
   Dal-Tile International Inc.*<F8>                  507,900         9,421,545
   General Cable Corporation                          26,000           482,300
   Masco Corporation                                 100,000         2,496,000
   Texas Industries, Inc.                            201,900         6,943,341
                                                                  ------------
                                                                    37,395,854
                                                                  ------------

CAPITAL GOODS -- 1.7%+<F9>
   Graco Inc.                                        158,737         5,238,321
   IDEX Corporation                                   41,250         1,402,500
   Terex Corporation*<F8>                             79,500         1,685,400
                                                                  ------------
                                                                     8,326,221
                                                                  ------------

COMMERCIAL SERVICES -- 3.0%+<F9>
   Cendant Corporation*<F8>                          700,000        13,650,000
   Rush Enterprises, Inc.*<F8>                       277,405         1,631,142
                                                                  ------------
                                                                    15,281,142
                                                                  ------------

COMPUTER SERVICES -- 2.5%+<F9>
   Computer Associates International, Inc.           105,000         3,780,000
   International Business Machines Corporation        80,000         9,040,000
                                                                  ------------
                                                                    12,820,000
                                                                  ------------

ELECTRICAL -- 0.7%+<F9>
   The Lamson & Sessions Co.*<F8>                    535,500         3,587,850
                                                                  ------------

FINANCE -- 5.2%+<F9>
   Fannie Mae                                         74,400         6,335,160
   Gabelli Asset Management Inc. - Class A*<F8>      105,600         4,345,440
   Morgan Stanley Dean Witter & Co.                  203,000        13,038,690
   Washington Mutual, Inc.                            61,687         2,316,347
                                                                  ------------
                                                                    26,035,637
                                                                  ------------

FOOD DISTRIBUTORS -- 0.6%+<F9>
   SUPERVALU INC.                                    160,000         2,808,000
                                                                  ------------

FURNITURE -- 1.6%+<F9>
   Stanley Furniture Company, Inc.*<F8>              310,900         8,363,210
                                                                  ------------

HOMEBUILDING -- 10.8%+<F9>
   Beazer Homes USA, Inc.*<F8>                       178,200        11,313,918
   Centex Corporation                                210,000         8,557,500
   Del Webb Corporation*<F8>                          22,500           870,525
   Meritage Corporation*<F8>                         245,800        11,306,800
   NVR, Inc.*<F8>                                    125,000        18,500,000
   Toll Brothers, Inc.*<F8>                          100,000         3,931,000
                                                                  ------------
                                                                    54,479,743
                                                                  ------------

INDUSTRIAL EQUIPMENT -- 0.8%+<F9>
   JLG Industries, Inc.                              118,100         1,458,535
   Parker-Hannifin Corporation                        13,501           572,983
   Photon Dynamics, Inc.*<F8> #<F10>                  69,700         1,881,900
                                                                  ------------
                                                                     3,913,418
                                                                  ------------

INSURANCE -- 4.6%+<F9>
   Conseco, Inc.*<F8> #<F10>                         594,608         8,116,399
   Fidelity National Financial, Inc.                 605,581        14,879,125
                                                                  ------------
                                                                    22,995,524
                                                                  ------------

MEDICAL -- 4.6%+<F9>
   D & K Healthcare Resources, Inc.                  194,500         7,167,325
   Orthodontic Centers
     of America, Inc.*<F8> #<F10>                    440,700        13,392,873
   Scios Inc.*<F8>                                   100,000         2,501,000
                                                                  ------------
                                                                    23,061,198
                                                                  ------------

METAL -- 0.2%+<F9>
   RTI International Metals, Inc.*<F8>                50,000           762,500
                                                                  ------------

OILS, NATURAL GAS AND ENERGY RELATED -- 10.9+<F9>
   Anadarko Petroleum Corporation                    105,500         5,700,165
   Calpine Corporation*<F8>                          392,000        14,817,600
   Conoco Inc. - Class A                             520,000        14,664,000
   Denbury Resources Inc.*<F8>                       171,000         1,607,400
   El Paso Corporation                               141,450         7,431,783
   Forest Oil Corporation*<F8>                        42,900         1,201,200
   The Houston Exploration Company*<F8>               73,900         2,309,375
   Ocean Energy, Inc.                                270,000         4,711,500
   OMNI Energy Services Corp.*<F8>                    85,600           108,712
   Patterson-UTI Energy, Inc.*<F8>                   120,000         2,144,400
                                                                  ------------
                                                                    54,696,135
                                                                  ------------

PAPER AND FOREST PRODUCTS -- 0.1%+<F9>
   Abitibi-Consolidated Inc.                          80,000           612,000
                                                                  ------------

PUBLISHING -- 1.3%+<F9>
   The Reader's Digest Association, Inc.             220,000         6,325,000
                                                                  ------------

TECHNOLOGY -- 5.3%+<F9>
   Applied Materials, Inc.*<F8>#<F10>                 63,700         3,127,670
   ATMI, Inc.*<F8>#<F10>                             351,700        10,551,000
   Citrix Systems, Inc.*<F8>#<F10>                   320,000        11,168,000
   Intel Corporation                                  66,000         1,930,500
                                                                  ------------
                                                                    26,777,170
                                                                  ------------

TELECOMMUNICATIONS -- 1.6%+<F9>
   Conductus, Inc.*<F8>                              261,700         1,350,372
   MasTec, Inc.*<F8>                                 513,700         6,780,840
                                                                  ------------
                                                                     8,131,212
                                                                  ------------

TEXTILES AND APPAREL -- 0.5%+<F9>
   Mohawk Industries, Inc.*<F8>                       58,000         2,041,600
   R.G. Barry Corporation*<F8>                       152,100           699,660
                                                                  ------------
                                                                     2,741,260
                                                                  ------------

TOBACCO -- 2.8%+<F9>
   Philip Morris Companies Inc.                      275,280        13,970,460
                                                                  ------------

TRUCKING -- 2.3%+<F9>
   Arkansas Best Corporation*<F8>                    496,300        11,439,715
                                                                  ------------
        Total Common Stocks (Cost $342,210,850)                    456,997,531
                                                                  ------------

                                              PRINCIPAL AMOUNT        VALUE
                                              ----------------        -----
CORPORATE BONDS -- 0.3%+<F9>
   General Motors Acceptance Corporation
     0.000%, 6/15/2015, principal only            $5,000,000      $  1,697,510
                                                                  ------------
   Total Corporate Bonds (Cost $1,856,849)                           1,697,510
                                                                  ------------

SHORT-TERM INVESTMENTS -- 11.2%+<F9>

MONEY MARKET MUTUAL FUNDS -- 11.2%+<F9>
   Firstar Stellar Treasury Fund                  56,365,671        56,365,671
                                                                  ------------
        Total Short-Term Investments (Cost $56,365,671)             56,365,671
                                                                  ------------
TOTAL INVESTMENTS -- 102.4%+<F9>
  (Cost $400,433,370)                                             $515,060,712
                                                                  ------------
                                                                  ------------

 *<F8>   Non income producing security.
 +<F9>   Investments are shown as a percentage of net assets at June 30, 2001.
#<F10> All or a portion of the shares have been committed as collateral for written option contracts.
   ADR   American Depositary Receipt

                          SCHEDULE OF OPTIONS WRITTEN
                           JUNE 30, 2001 (UNAUDITED)

UNDERLYING SECURITY/                                    CONTRACTS
EXPIRATION DATE/                                       (100 SHARES
EXERCISE PRICE:                                       PER CONTRACT)    VALUE
---------------                                       -------------    -----
CALL OPTIONS
   Applied Materials, Inc.
     Expiration July 2001, Exercise Price $45.00            250     $  200,000
     Expiration July 2001, Exercise Price $50.00            250         87,500
     Expiration January 2002, Exercise Price $60.00         100         65,000
   Citrix Systems, Inc.
     Expiration September 2001, Exercise Price $32.50     1,000        570,000
     Expiration December 2001, Exercise Price $32.50      1,000        760,000
   Conseco, Inc.
     Expiration August 2001, Exercise Price $15.00          600         69,000
   JDS Uniphase Corporation
     Expiration September 2001, Exercise Price $22.50       200          5,000
   Orthodontic Centers of America, Inc.
     Expiration December 2001, Exercise Price $30.00        500        195,000

PUT OPTIONS
   ATMI, Inc.
     Expiration September 2001, Exercise Price $20.00     1,000          5,000
   Citrix Systems, Inc.
     Expiration September 2001, Exercise Price $20.00     1,000         30,000
   Conseco, Inc.
     Expiration August 2001, Exercise Price $15.00          600        114,000
     Expiration January 2002, Exercise Price $15.00         300         81,000
     Expiration January 2003, Exercise Price $15.00         300        114,000
   JDS Uniphase Corporation
     Expiration September 2001, Exercise Price $22.50       200        186,000
   Orthodontic Centers of America, Inc.
     Expiration December 2001, Exercise Price $30.00        500        140,000
   Photon Dynamics, Inc.
     Expiration October 2001, Exercise Price $20.00          50          3,750
                                                                    ----------
TOTAL OPTIONS WRITTEN
  (Premiums received $4,327,565)                                    $2,625,250
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                   SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. Dividends and Distributions to Shareholders of Beneficial Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f.   Options Transactions -- The Fund may write put and call options only if it
     (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.
     If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund. Effective June 19, 2001, Quasar Distributors, LLC became the Distributor of the Fund.

4.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                              JUNE 30, 2001   DECEMBER 31, 2000
                                            ----------------  -----------------
Shares outstanding, beginning of period        5,458,654          4,344,743
Shares sold                                    5,268,406          2,361,888
Shares issued to shareholders in
  Reinvestment of dividends                           --            256,976
Shares redeemed                               (1,428,702)        (1,504,953)
                                              ----------         ----------
Shares outstanding, end of period              9,298,358          5,458,654
                                              ----------         ----------
                                              ----------         ----------

5.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the six months ended June 30, 2001, were as follows:

                                         NUMBER OF CONTRACTS  PREMIUMS RECEIVED
                                         -------------------  -----------------
Options outstanding, beginning of period          810            $  807,273
Options written                                 8,150             4,221,968
Options exercised                                 (59)              (92,510)
Options expired                                  (493)             (330,210)
Options closed                                   (558)             (278,956)
                                                -----            ----------
Options outstanding, end of period              7,850            $4,327,565
                                                -----            ----------
                                                -----            ----------

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2001 were as follows:

             PURCHASES                                 SALES
  ------------------------------          ------------------------------
  U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
  ---------------          -----          ---------------          -----
         $0             $179,509,482             $0             $12,420,677

The components of the net unrealized appreciation in the value of the investments held at June 30, 2001 for both financial reporting and tax purposes are as follows:

Gross unrealized appreciation of investments                      $136,345,029
Gross unrealized depreciation of investments                       (21,717,687)
                                                                  ------------
Net unrealized appreciation of investments                        $114,627,342
                                                                  ------------
                                                                  ------------

At June 30, 2001, the cost of investments for federal income tax purposes was $400,433,370.

7.   EXPENSE REDUCTIONS

Beginning in 2000, expenses were reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months endedJune 30, 2001, the Fund's expenses were reduced $60,600 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.04%.

8.   RECENT FINANCIAL REPORTING PRONOUNCEMENT

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, as of January 1, 2001, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund's initial adjustment required upon adoption of premium and discount amortization increased the recorded cost of its investments (but not their market value) by approximately $661,000. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimated that net investment income would have increased by approximately $0.03 per share (0.07% of average net assets), and realized and unrealized gains per share would have decreased by the same amount.

                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                              3000 Stonewood Drive
                               Wexford, PA  15090

                        ADMINISTRATOR AND TRANSFER AGENT
                       Firstar Mutual Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                            100 E. Wisconsin Avenue
                              Milwaukee, WI  53202